Filed pursuant to Rule 497(e)

1933 Act File No. 333-168569

1940 Act File No. 811-22447

Equinox Funds Trust
(the “Trust”)

Equinox Commodity Strategy Fund

Supplement dated September 7, 2012 to the Prospectus of the Equinox Commodity Strategy Fund (the “Fund”) dated February 1, 2012

The information in this supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with such documents.

The Board of Trustees of Equinox Funds Trust (the “Trust”) has approved, contingent upon shareholder approval, a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Equinox Fund Management, LLC (the “Adviser”) to increase the investment advisory fee payable by the Fund to Equinox from 1.08% of the Fund’s average daily net assets to 1.35% of the Fund’s average daily net assets.

The Board approved the New Agreement in connection with its approval of changes to the Fund’s investment objective and investment strategy recommended by the Adviser.  In addition, the Board approved an increase in the fee waiver and expense reimbursement arrangements with the Adviser to correspond with the increased advisory fee.  If shareholders approve the New Agreement, the following changes will take effect as soon as practicable after shareholder approval:

Revised Investment Objective – The Fund’s investment objective will be to seek to achieve capital appreciation in both rising and falling commodity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P GSCI® Index.  In connection with the new investment objective, the Fund will change its benchmark index from the SGI Smart Market Neutral Commodity IndexSM to the S&P GSCI® Index.

Revised Investment Strategy – The Fund’s investment strategy will change from the Fund’s current passively managed strategy that seeks to track the performance of an index to an actively managed investment strategy.  Under the revised investment strategy, the Fund’s assets, directly or indirectly through a wholly-owned subsidiary of the Fund, will be invested in (i) a combination of Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) selected by Equinox and/or derivative instruments such as swap agreements that provide exposure to Managed Futures Programs or commodity strategy indices, and (ii) an actively managed fixed-income portfolio. A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.  Equinox will select “commodity-focused” Managed Futures Programs for investment by the Fund that, over the long term, allocate greater than 50% of their total investment exposure to the physical commodity sector (i.e. agricultural products, livestock, energy and metals) and 49% or less to financial sector contracts (i.e. interest rates, currencies and equity indices).  Equinox will endeavor to maintain the Fund’s overall exposure to the physical commodities sector at a level equal to or greater than 75% of the value of the Fund’s net assets.  The Fund will be subject to additional investment risks in connection with its New Investment Strategy. These risks will be described in an updated prospectus and statement of additional information that will be available at the time the New Investment Strategy becomes effective.

Revised Expense Limitation Arrangements – In connection with the Board’s approval of the New Agreement and the increased advisory fee the Board approved a corresponding increase to the expense limitation arrangements between the Fund and the Adviser.  Accordingly, effective upon shareholder approval and the implementation of the new investment objective and strategy the Adviser will reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, Trading Company expenses, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.78% of average daily net assets for Class A Shares, 2.53% of average daily net assets for Class C shares, and 1.53% of average daily net assets for Class I shares (on an annual basis).  These expense limitation arrangements will remain in place until January 28, 2014, unless the Board approves their earlier termination.

A special meeting of shareholders of the Fund will be held on September 12, 2012 to consider the approval of the New Agreement.  Shareholders of the Fund as of June 28, 2012 are entitled to vote at the special meeting.

* * *

Shareholders should retain this Supplement for future reference.